EXHIBIT 10.2
                                                                   ------------





                         REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                            THE PENN TRAFFIC COMPANY

                                      AND

                          THE PURCHASERS NAMED HEREIN

                               TABLE OF CONTENTS

                                                                           PAGE


Article I    DEFINITIONS......................................................1
    Section 1.01      Definitions.............................................1

Article II   REGISTRATION RIGHTS..............................................3
    Section 2.01      Demand Registration Rights..............................3
    Section 2.02      Piggyback Rights........................................5
    Section 2.03      Underwritten Offering...................................7
    Section 2.04      Form S-3 Registration...................................8
    Section 2.05      Sale Procedures.........................................9
    Section 2.06      Cooperation by Holders.................................13
    Section 2.07      Restrictions on Public Sale by Holders of
                      Registrable Securities.................................13
    Section 2.08      Expenses...............................................13
    Section 2.09      Indemnification........................................14
    Section 2.10      Rule 144 Reporting.....................................16
    Section 2.11      Transfer or Assignment of Registration Rights..........17

Article III   MISCELLANEOUS..................................................17
         Section 3.01      Communications....................................17
         Section 3.02      Successor and Assigns.............................17
         Section 3.03      Limitations on Subsequent Registration Rights.....18
         Section 3.04      Recapitalization, Exchanges, Etc. Affecting
                           the Common Stock..................................18
         Section 3.05      Specific Performance..............................18
         Section 3.06      Counterparts......................................18
         Section 3.07      Headings..........................................18
         Section 3.08      Governing Law.....................................18
         Section 3.09      Consent to Jurisdiction...........................18
         Section 3.10      WAIVER OF JURY TRIAL..............................19
         Section 3.11      Severability of Provisions........................19
         Section 3.12      Entire Agreement..................................19
         Section 3.13      Amendment.........................................19
         Section 3.14      No Presumption....................................19
         Section 3.15      Obligations Limited to Parties to Agreement.......19
         Section 3.16      No Required Sale..................................20
         Section 3.17      Acknowledgment....................................20


                                      (i)

                         REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made and entered into as of December 13, 2007 by and among The Penn Traffic Company, a Delaware limited liability company ("PENN TRAFFIC"), and each of the Purchasers set forth in EXHIBIT A (each, a "PURCHASER" and, collectively, the "PURCHASERS").

         WHEREAS, this Agreement is made in connection with the issuance and sale of the Series A Convertible Preferred Stock, par value $0.01 per share, of Penn Traffic (the "PREFERRED STOCK") pursuant to the Securities Purchase Agreement, dated as of the date hereof, by and among Penn Traffic and the Purchasers (the "PURCHASE AGREEMENT");

         WHEREAS, Penn Traffic has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Purchasers pursuant to the Purchase Agreement; and

         WHEREAS, it is a condition to the obligations of each Purchaser and Penn Traffic under the Purchase Agreement that this Agreement be executed and delivered.

         NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         Section 1.01 DEFINITIONS. Capitalized terms used herein without definition shall have the meanings given to them in the Purchase Agreement. The terms set forth below are used herein as so defined:

         "AGREEMENT" has the meaning specified therefor in the preamble.

         "COMMON STOCK" means the common stock, par value $0.01 per share, of Penn Traffic.

         "COMPANY UNDERWRITTEN  OFFERING" has the meaning specified therefor in
Section 2.02(a) of this Agreement.

         "DEMAND REGISTRATION" has the meaning specified therefor in Section 2.01(a) of this Agreement.

         "DEMAND REQUEST" has the meaning specified therefor in Section 2.01(a) of this Agreement.

         "FORM S-3 DEMAND" has the meaning specified therefor in Section 2.04 of this Agreement.

         "HOLDER" means the record holder of any Registrable Securities.

         "INCLUDED REGISTRABLE SECURITIES" has the meaning specified therefor in Section 2.02(a) of this Agreement.

         "INITIATING  FORM S-3 HOLDER" has the  meaning  specified  therefor in
Section 2.04 of this Agreement.

         "INITIATING HOLDERS" has the meaning specified therefor in Section 2.01(a) of this Agreement.

         "LOSSES" has the meaning specified therefor in Section 2.09 of this Agreement.

         "MANAGING   UNDERWRITER"  means,  with  respect  to  any  Underwritten
Offering, the book-running lead manager of such Underwritten Offering.

         "OPT OUT NOTICE" has the meaning specified therefor in Section 2.02(a) of this Agreement.

         "OTHER DEMAND PERSON" has the meaning specified therefor in Section 2.02(a) of this Agreement.

         "PENN TRAFFIC" has the meaning specified therefor in the preamble.

         "PREFERRED STOCK" has the meaning specified therefor in the recitals of this Agreement.

         "PURCHASE AGREEMENT" has the meaning specified therefor in the recitals of this Agreement.

         "PURCHASED SHARES" means the shares of Preferred Stock purchased by the Purchasers under the Purchase Agreement.

         "PURCHASER" and "PURCHASERS" have the meanings specified therefor in the preamble of this Agreement.

         "REGISTRABLE SECURITIES" means any shares of Common Stock owned at any time by the Purchasers and the shares of Common Stock issuable upon conversion of the Purchased Shares. Any Registrable Security will cease to be a Registrable Security when: (a) a registration statement covering such Registrable Security is effective and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) five years after the SEC Compliant Date; (c) such Registrable Security is held by Penn Traffic or one of its Subsidiaries; or (d) such Registrable Security has been sold in a private transaction in which the transferor's rights under this Agreement are not assigned to the transferee of such securities.

         "REGISTRATION EXPENSES" has the meaning specified therefor in Section 2.08(a) of this Agreement.

         "REGISTRATION STATEMENT" means a registration statement filed pursuant to the Securities Act.

         "REQUEST NOTICE" has the meaning specified therefor in Section 2.01(a) of this Agreement.

         "SEC COMPLIANT DATE" means the date after which the Company has become eligible to file a Registration Statement on Form S-1 (including its ability to include or incorporate the financial information required therein).

         "SELLING EXPENSES" has the meaning specified therefor in Section 2.08(a) of this Agreement.

         "SELLING HOLDER" means a Holder who is selling Registrable Securities pursuant to a registration statement.

         "SELLING  HOLDER  INDEMNIFIED   PERSONS"  has  the  meaning  specified
therefor in Section 2.09(a) of this Agreement.

         "UNDERWRITTEN OFFERING" means an offering (including an offering pursuant to a Registration Statement) in which Common Stock is sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a "bought deal" with one or more investment banks.

         "VALID BUSINESS REASON" has the meaning specified therefor in Section 2.01(b) of this Agreement.

                                  ARTICLE II
                              REGISTRATION RIGHTS

         Section 2.01 DEMAND REGISTRATION RIGHTS.

              (a) DEMAND REGISTRATION. At any time following the 20th day following the SEC Compliant Date, Holders collectively holding greater than 25% of the Registrable Securities (or at least $5.0 million of Registrable Securities (the party or the parties making the request shall be referred to as the "INITIATING HOLDERS"), may make a written request to Penn Traffic to register, and Penn Traffic shall register, under the Securities Act (other than pursuant to a Registration Statement on Form S-4 or S-8 or any successor form thereto), in accordance with the terms of this Agreement (a "DEMAND Registration"), the number of Registrable Securities stated in such request (a "DEMAND REQUEST") then the Company shall, within ten (10) days after receipt of such Demand Request, give written notice of such request ("REQUEST NOTICE") to all Holders. Each Demand Request shall (x) specify the number of Registrable Securities that the Initiating Holders intend to sell or dispose of, (y) state the intended method or methods of sale or disposition of the Registrable Securities and (z) specify the expected price range (net of underwriting discounts and commissions) acceptable to the Requesting Holders to be received for such Registrable Securities. Penn Traffic shall not be obligated to effect more than two such Demand Registrations. The Registration Statement when effective (including the documents incorporated therein by reference) shall comply as to form with all applicable requirements of the Securities Act and the Exchange Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Following receipt of a request for a Demand Registration, the Company shall:

                   (i) cause to be filed, as soon as practicable, but in any event within 60 days of the date of delivery to the Company of the Demand Request, a Registration Statement covering such Registrable Securities which the Company has been so requested to register by the Initiating Holders and other Holders who request to the Company that their Registrable Securities be registered within 20 days of the mailing of the Request Notice, providing for the registration under the Securities Act of such Registrable Securities to the extent necessary to permit the disposition of such Registrable Securities in accordance with the intended method of distribution specified in such Demand Request;

                   (ii) use its commercially reasonable efforts to have such Registration Statement declared effective by the SEC as soon as practicable thereafter; and

                   (iii) refrain from filing any other Registration Statements, other than pursuant to a Registration Statement on Form S-4 or S-8 (or similar or successor forms), with respect to any other securities of the Company until such date which is 180 days following effectiveness of the Registration Statement filed in response to the Demand Request.

              (b) DELAY RIGHTS. If the Company provides a written certificate signed by the Chief Executive Officer and Chief Financial Officer of the Company to the Initiating Holders, prior to the time it would otherwise have been required to file such Registration Statement or take such action pursuant to this Section 2.01, stating that the Board has determined, in its good faith judgment, that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other material transaction involving Penn Traffic (a "VALID BUSINESS REASON"), (x) Penn Traffic may postpone filing a Registration Statement relating to a Demand Registration until such Valid Business Reason no longer exists, but in no event for more than 60 days after the date when the Demand Registration was requested and during such time the Company may not file a Registration Statement for securities to be issued and sold for its own account or for that of anyone other than the Holders and (y) in case a Registration Statement has been filed relating to a Demand Registration, if the Valid Business Reason has not resulted from actions taken by Penn Traffic, upon the approval of a majority of the Board of Directors, may postpone amending or supplementing such Registration Statement (in which case, if the Valid Business Reason no longer exists or if more than 60 days have passed since such postponement, the Initiating Holders may request the prompt amendment or supplement of such Registration Statement or request a new Demand Registration (which request shall not be counted as an additional Demand Registration for purposes of
Section 2.01(a)). Penn Traffic shall give written notice to all Holders of its determination to postpone a Registration Statement and of the fact that the Valid Business Reason for such postponement no longer exists, in each case, promptly after the occurrence thereof. Notwithstanding anything to the contrary contained herein, Penn Traffic may not postpone or withdraw a filing under this
Section 2.01(b) due to a Valid Business Reason more than once in any 12 month period. The request for a Demand Registration by the Initiating Holders shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof.

              (c) EFFECTIVE DEMAND REGISTRATION. Penn Traffic shall use its commercially reasonable efforts to cause any such Demand Registration to become effective as promptly as practicable but in no event later than 90 days after it receives a request under Section 2.01(a) hereof , and to remain continuously effective for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold and (ii) 180 days; PROVIDED, HOWEVER, that a registration shall not constitute a Demand Registration if (A) a Registration Statement with respect thereto has not become effective and/or remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Holders thereof set forth in such Registration Statement; (B) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Initiating Holders and such interference is not thereafter eliminated, (C) if the offering of Registrable Securities is not consummated for any reason not attributable to the Initiating Holders, including, without limitation, if the underwriters of an underwritten public offering advise the Initiating Holders that the Registrable Securities cannot be sold at a net price per share equal to or above the minimum net price disclosed in the preliminary prospectus; (D) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by the Initiating Holder or (E) if the amount of Registrable Securities of the Initiating Holders included in the registration are cut back from the amount of the Registrable Securities originally requested to be registered.

         Section 2.02 PIGGYBACK RIGHTS.

              (a) PARTICIPATION. If at any time Penn Traffic proposes to file a Registration Statement for the sale of Common Stock in an Underwritten Offering (such offering, the "COMPANY UNDERWRITTEN OFFERING"), for its own account and/or another Person (an "OTHER DEMAND PERSON"), then as soon as practicable but not less than 20 days prior to the filing of such Registration Statement,

Penn Traffic shall give notice (including, but not limited to, notification by electronic mail) of such proposed Company Underwritten Offering to the Holders and such notice shall offer the Holders the opportunity to include in such Company Underwritten Offering such number of Registrable Securities (the "INCLUDED REGISTRABLE Securities") as each such Holder may request in writing; PROVIDED, HOWEVER, that if Penn Traffic has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Holders will have a material adverse effect on the price, timing or distribution of the Common Stock in the Company Underwritten Offering, then the amount of Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of Section 2.02(b) of this Agreement. The notice required to be provided in this Section 2.02(a) to Holders shall be provided on a Business Day pursuant to Section 3.01 hereof and receipt of such notice shall be confirmed by such Holder. Each such Holder shall then have three Business Days after receiving such notice to request inclusion of Registrable Securities in the Company Underwritten Offering. If no request for inclusion from a Holder is received within the specified time, such Holder shall have no further right to participate in such Company Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Company Underwritten Offering and prior to the closing of such Company Underwritten Offering, Penn Traffic shall determine for any reason not to undertake or to delay such Company Underwritten Offering, Penn Traffic may, at its election, give written notice of such determination to the Selling Holders and, (x) in the case of a determination not to undertake such Company Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Company Underwritten Offering, and (y) in the case of a determination to delay such Company Underwritten Offering, shall be permitted to delay offering any Included
Registrable Securities for the same period as the delay in the Company Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder's request for inclusion of such Selling Holder's Registrable Securities in such offering by giving written notice to Penn Traffic of such withdrawal up to and including the time of pricing of such offering. Notwithstanding the foregoing, any Holder may deliver written notice (an "OPT OUT NOTICE") to Penn Traffic requesting that such Holder not receive notice from Penn Traffic of any proposed Company Underwritten Offering; provided, that such Holder may later revoke any such notice. Any holder of Registrable Securities that exercises piggyback rights following receipt of a Request Notice shall be treated as an Initiating Holder for purposes of Sections 2.01(c) and 2.03(d).

              (b) PRIORITY OF RIGHTS IN A COMPANY UNDERWRITTEN OFFERING. If the Managing Underwriter or Underwriters of any proposed Company Underwritten Offering of Common Stock included in an Company Underwritten Offering involving Included Registrable Securities advises Penn Traffic that the total amount of Registrable Securities that the Selling Holders and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have a material adverse effect on the price, timing or distribution of the Common Stock offered or the market for the Common Stock, then the Registrable Securities to be included in such Company Underwritten Offering shall include the number of Registrable Securities that such Managing Underwriter or Underwriters advises Penn Traffic can be sold without having such adverse effect, with such number to be allocated (i) first, to Penn Traffic, (ii) second, to the Other Demand Person (if any), but only if such offering is being effected pursuant to the demand rights of such Other Demand Person, and (iii) third, pro rata among the Selling Holders who have requested participation in such Company Underwritten Offering. The pro rata allocations for each such Selling Holder shall be the product of (a) the aggregate number of Registrable Securities proposed to be sold by all Selling Holders in such Company Underwritten Offering multiplied by (b) the fraction derived by dividing (x) the number of Registrable Securities owned on the date of this Agreement by such Selling Holder by (y) the aggregate number of Registrable Securities owned on the date of this Agreement by all Selling Holders participating in the Company Underwritten Offering. All participating Selling Holders shall have the opportunity to share pro rata that portion of such priority allocable to any Selling Holder(s) not so participating.

         Section 2.03 UNDERWRITTEN OFFERING.

              (a) REQUEST FOR UNDERWRITTEN OFFERING. In the event that one or more Holders collectively holding greater than $5.0 million of Registrable Securities elect to dispose of Registrable Securities under the Registration Statement pursuant to an Underwritten Offering, Penn Traffic shall retain underwriters, effect such sale though an Underwritten Offering, including entering into an underwriting agreement in customary form with the Managing Underwriter or Underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 2.09 and take all reasonable actions as are requested by the Managing Underwriter or Underwriters to expedite or facilitate the disposition of such Registrable Securities.

              (b) LIMITATION ON UNDERWRITTEN OFFERINGS. In connection with any and all rights granted hereunder to the Holders to cause Penn Traffic to engage underwriters to conduct an Underwritten Offering on behalf of the Holders, in no event shall Penn Traffic be required to do more than two such Underwritten Offerings.

              (c) GENERAL PROCEDURES. In connection with any Underwritten Offering under this Agreement, the managing underwriter for such underwriting shall be one or more reputable nationally recognized investment banks selected by Selling Holders owning a majority of the Registrable Securities included in such Registration Statement, subject to the approval of the Company, which approval shall not be unreasonably withheld, delayed or conditioned. In connection with an Underwritten Offering contemplated by this Agreement in which a Selling Holder participates, each Selling Holder and Penn Traffic shall be obligated to enter into an underwriting agreement that contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of securities. No Selling Holder may participate in such Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. Each Selling Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, Penn Traffic to and for the benefit of such underwriters also be made to and for such Selling Holder's benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to its obligations. No Selling Holder shall be required to make any representations or warranties to or agreements with Penn Traffic or the underwriters other than representations, warranties or agreements regarding such Selling Holder and its ownership of the securities being registered on its behalf, its intended method of distribution and any other representation required by Law. If any Selling Holder disapproves of the terms of an underwriting, such Selling Holder may elect to withdraw therefrom by notice to Penn Traffic and the Managing Underwriter; PROVIDED, HOWEVER, that such withdrawal must be made at a time up to and including the time of pricing of such Underwritten Offering. No such withdrawal or abandonment shall affect Penn Traffic's obligation to pay Registration Expenses.

              (d) PRIORITY OF RIGHTS IN A DEMAND REGISTRATION. If the Managing Underwriter or Underwriters of any proposed Underwritten Offering of Common Stock included in an Underwritten Offering involving Included Registrable Securities advises Penn Traffic that the total amount of Registrable Securities that the Selling Holders and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have a material adverse effect on the price, timing or distribution of the Common Stock offered or the market for the Common Stock, then the Registrable Securities to be included in such Underwritten Offering shall include the number of Registrable Securities that such Managing Underwriter or Underwriters advises Penn Traffic can be sold without having such adverse effect, with such number to be allocated (i) first, pro rata among the Initiating Holders, (ii) second, to Penn Traffic, and (iii) third, the Other Demand Person (if any), but only if such offering is being effected pursuant to the demand rights of such Other Demand Person. The pro rata allocations for each such Selling Holder shall be the product of (a) the aggregate number of Registrable Securities proposed to be sold by all Selling Holders in such Company Underwritten Offering multiplied by (b) the fraction derived by dividing (x) the number of Registrable Securities owned on the date of this Agreement by such Selling Holder by (y) the aggregate number of Registrable Securities owned on the date of this Agreement by all Selling Holders participating in the Company Underwritten Offering. All participating Selling Holders shall have the opportunity to share pro rata that portion of such priority allocable to any Selling Holder(s) not so participating.

         Section 2.04 FORM S-3 REGISTRATION. Any Holder (an "INITIATING FORM S-3 HOLDER") may request at any time following the SEC Compliant Date that the Company file a Registration Statement under the Securities Act on Form S-3 (or similar or successor form) covering the sale or other distribution of all or any portion of the Registrable Securities held by such Initiating Form S-3 Holder pursuant to Rule 415 under the Securities Act ("FORM S-3 DEMAND") if (i) the reasonably anticipated aggregate gross proceeds from the sale of such Registrable Securities would equal or exceed $1,000,000, (ii) the Company is a registrant qualified to use Form S-3 (or any similar or successor form) to register such Registrable Securities and (iii) the plan of distribution of the Registrable Securities is other than pursuant to an underwritten public offering. If such conditions are met, the Company shall use commercially reasonable efforts to register under the Securities Act on Form S-3 (or any similar or successor form) at the earliest practicable date, for sale in accordance with the method of disposition specified in the Form S-3 Demand, the number of Registrable Securities specified in such Form S-3 Demand. In connection with a Form S-3 Demand, the Company agrees to include in the prospectus included in any Registration Statement on Form S-3, such material describing the Company and intended to facilitate the sale of securities being so registered as is reasonably requested for inclusion therein by the Initiating Form S-3 Holders, whether or not the rules applicable to preparation of Form S-3 require the inclusion of such information. Notwithstanding the foregoing, the Company may delay making a filing of a Registration Statement or taking action in connection therewith by not more than 60 days after receipt of the Form S-3 Demand Request if the Company provides a written certificate signed by the Chief Executive Officer and Chief Financial Officer of the Company to the Initiating Form S-3 Holders, prior to the time it would otherwise have been required to file such Registration Statement or take such action pursuant to this Section 2.04, stating that the Board has determined in good faith that a Valid Business Reason exists to defer the filing of the Registration Statement; provided, however, that such right to delay a Form S-3 Demand Request shall be exercised by the Company not more than once in any 12 month period and the Company shall only have the right to delay a Form S-3 Demand Request so long as such Valid Business Reason exists, and during such time, the Company may not file a Registration Statement for securities to be issued and sold for its own account or for that of anyone other than the Holders. Form S-3 Demands will not be deemed to be Demand Requests as described in Section 2.01 hereof and Holders shall have the right to request an unlimited number of Form S-3 Demands.

         Section 2.05 SALE PROCEDURES. In connection with its obligations under this Article II, Penn Traffic will, as expeditiously as possible:

              (a) prepare and file with the SEC such amendments and supplements to each Registration Statement as may be necessary to comply with the provisions of the Securities Act, including post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder and if applicable, file any Registration Statements pursuant to Rule 462(b) under the Securities Act; (ii) cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such prospectus as so supplemented; and (iv) if the Selling Holders so request, request acceleration of effectiveness of the Registration Statement from the SEC and any post-effective amendments thereto, if any are filed; provided, however, that at the time of such request, the Company does not in good faith believe that it is necessary to amend further the Registration Statement in order to comply with the provisions of this subparagraph and, provided, further, if the Company wishes to further amend the Registration Statement prior to requesting acceleration, it shall have five days to so amend prior to requesting acceleration;

              (b) furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing the Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing the Registration Statement or such other registration statement or supplement or amendment thereto, and (ii) such number of copies of the Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement or other registration statement;

              (c) if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an Underwritten Offering, the Managing Underwriter, shall reasonably request; PROVIDED, HOWEVER, that Penn Traffic will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

              (d) promptly notify each Selling Holder and each underwriter of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of the Registration Statement or any other registration statement contemplated by this Agreement or any prospectus to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective; and (ii) any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to the Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto;

              (e) immediately notify each Selling Holder and each underwriter of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (ii) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by Penn Traffic of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, Penn Traffic agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

              (f) upon  request  and  subject  to  appropriate  confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;

              (g)  furnish  upon  request,  (i) an opinion of counsel  for Penn
Traffic dated the effective date of the applicable registration statement or the date of any amendment or supplement thereto, and a letter of like kind dated the date of the closing under the underwriting agreement, and (ii) a "cold comfort" letter, dated the date of the applicable registration statement or the date of any amendment or supplement thereto and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the independent public accountants who have certified Penn Traffic's financial statements included or incorporated by reference into the applicable registration statement, and each of the opinion and the "cold comfort" letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus and any prospectus supplement included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in Underwritten Offerings of securities and such other matters as such underwriters or Selling Holders may reasonably request;

              (h) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

              (i) make available to the appropriate representatives of the Managing Underwriter and Selling Holders access to such information and Penn Traffic personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act; PROVIDED, HOWEVER, that Penn Traffic need not disclose any such information to any such representative unless and until such representative has entered into or is otherwise subject to a confidentiality agreement with Penn Traffic satisfactory to Penn Traffic (including any confidentiality agreement referenced in Section
8.06 of the Purchase Agreement);

              (j) cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by Penn Traffic are then listed and if not so listed, to be authorized for quotation on the FINRA automated quotation system;

              (k) use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of Penn Traffic to enable the Selling Holders to consummate the disposition of such Registrable Securities;

              (l) cooperate with each Selling Holder and each underwriter participating in the disposition of such Registrable Securities and underwriters' counsel in connection with any filings required to be made with FINRA;

              (m) cause appropriate officers as are requested by a managing underwriter to participate in a "road show" or similar marketing effort being conducted by such underwriter with respect to an underwritten public offering;

              (n) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement and a CUSIP number for all such Registrable Securities, in each case, no later than the effective date of such registration statement;

              (o) enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities;

              (p) each Selling Holder, upon receipt of notice from Penn Traffic of the happening of any event of the kind described in Section 2.05(e) of this Agreement, shall forthwith discontinue disposition of the Registrable
Securities   until  such  Selling   Holder's  receipt  of  the  copies  of  the
supplemented or amended prospectus contemplated by Section 2.05(e) of this Agreement or until it is advised in writing by Penn Traffic that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by Penn Traffic, such Selling Holder will, or will request the managing underwriter or underwriters, if any, to deliver to Penn Traffic (at Penn Traffic's expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice;

              (q) if requested by a Purchaser, Penn Traffic shall: (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as such Purchaser reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement;

              (r) take all such other actions as are customary, necessary or advisable in order to expedite or facilitate the disposition of the Registrable Securities.

         Section 2.06 COOPERATION BY HOLDERS. Penn Traffic shall have no obligation to include in the Registration Statement Registrable Securities of a Holder, or in an Underwritten Offering pursuant to Section 2.02 Registrable Securities of a Selling Holder, who has failed to timely furnish such information that Penn Traffic determines, after consultation with counsel, is reasonably required to be furnished or conformed in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.

         Section 2.07 RESTRICTIONS ON PUBLIC SALE BY HOLDERS OF REGISTRABLE SECURITIES. Each Holder of Registrable Securities that sells Registrable Securities in an Underwritten Offering agrees not to effect any public sale or distribution of the Registrable Securities for a period of up to 30 days following completion of such Underwritten Offering of equity securities by Penn Traffic (except as provided in this Section 2.07); PROVIDED, HOWEVER, that the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the officers or directors or any other stockholder of Penn Traffic on whom a restriction is imposed in connection with such public offering. In addition, the provisions of this Section 2.07 shall not apply with respect to a Holder that (A) owns less than $2.5 million, in aggregate, of Registrable Securities or (B) has delivered an Opt Out Notice to Penn Traffic pursuant to Section 2.02(a) hereof; PROVIDED, HOWEVER, the above shall not apply, in the case of a Purchaser that is a large multi-unit investment or commercial banking organization, to activities in the normal course of trading of units of such Purchaser other than the unit participating in this transaction so long as such other units are not acting on behalf of the unit participating in this transaction and have not been provided with confidential information regarding Penn Traffic by the unit participating in this transaction.

         Section 2.08 EXPENSES.

              (a) CERTAIN DEFINITIONS. "REGISTRATION EXPENSES" means all expenses incident to Penn Traffic's performance under or compliance with this Agreement to effect the registration of Registrable Securities on the Registration Statement pursuant to Article II hereof, and the disposition of such securities, including, without limitation, all registration, filing, securities exchange listing fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the National Association of Securities Dealers, Inc., transfer taxes and fees of transfer agents and registrars, all word processing, duplicating and printing expenses, all reasonable fees and disbursements of counsel to Penn Traffic and the reasonable fees and disbursements of one counsel to the Holders and independent public accountants for Penn Traffic, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance. "SELLING EXPENSES" means all underwriting fees, discounts and selling commissions allocable to the sale of the Registrable Securities.

              (b) EXPENSES. Penn Traffic will pay all Registration Expenses, including, in the case of an Underwritten Offering, whether or not any sale is made pursuant to such Underwritten Offering. In addition, except as otherwise provided in Section 2.09 hereof, Penn Traffic shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders' rights hereunder. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder.

         Section 2.09 INDEMNIFICATION.

              (a)  BY  PENN  TRAFFIC.  In  the  event  of an  offering  of  any
Registrable Securities under the Securities Act pursuant to this Agreement, Penn Traffic will indemnify and hold harmless each Selling Holder thereunder, its Affiliates that own Registrable Securities and their respective directors and officers, and each underwriter, pursuant to the applicable underwriting agreement with such underwriter, of Registrable Securities thereunder and each Person, if any, who controls such Selling Holder or underwriter within the meaning of the Securities Act and the Exchange Act, and its directors and officers (collectively, the "SELLING HOLDER INDEMNIFIED PERSONS"), against any losses, claims, damages, expenses or liabilities (including reasonable attorneys' fees and expenses) (collectively, "LOSSES"), joint or several, to which such Selling Holder Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus, free writing prospectus or final prospectus contained therein, or any amendment or supplement thereof, arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading or arise out of or are based upon a Selling Holder being deemed to be an "underwriter," as defined in Section 2(a)(11) of the Securities Act, in connection with the registration statement in respect of any registration of Penn Traffic's securities, and will reimburse each such Selling Holder Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; PROVIDED, HOWEVER, that Penn Traffic will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in strict conformity with information furnished by such Selling Holder Indemnified Person in writing specifically for use in the

Registration Statement or such other registration statement, or prospectus supplement, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such Selling Holder, its directors or officers or any underwriter or controlling Person, and shall survive the transfer of such securities by such Selling Holder.

              (b) BY EACH SELLING HOLDER. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless Penn Traffic, its directors and officers, and each Person, if any, who controls Penn Traffic within the meaning of the Securities Act or of the Exchange Act, and its directors and officers, to the same extent as the foregoing indemnity from Penn Traffic to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Registration Statement or any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto; PROVIDED, HOWEVER, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.

              (c) NOTICE. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this
Section 2.09. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.09 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; PROVIDED, HOWEVER, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably acceptable to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnified party shall settle any action brought against it with respect to which it is entitled to indemnification hereunder without the consent of the indemnifying party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnifying party.

              (d)  CONTRIBUTION.  If the  indemnification  provided for in this
Section 2.09 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; PROVIDED, HOWEVER, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

              (e) OTHER INDEMNIFICATION. The provisions of this Section 2.09 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.

         Section 2.10 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, Penn Traffic agrees to:

              (a) make and keep public information regarding Penn Traffic available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;

              (b) file with the Commission in a timely manner all reports and other documents required of Penn Traffic under the Securities Act and the Exchange Act at all times from and after the date hereof; and

              (c) so long as a Holder owns any Registrable Securities, furnish, unless otherwise not available at no charge by access electronically to the Commission's EDGAR filing system, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of Penn Traffic, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

         Section 2.11 TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause Penn Traffic to register Registrable Securities granted to the Purchasers by Penn Traffic under this Article II may be transferred or assigned by any Purchaser to one or more transferee(s) or assignee(s) of such Registrable Securities or by total return swap; PROVIDED, HOWEVER, that, except with respect to a total return swap, (a) unless such transferee is an Affiliate of such Purchaser or another Purchaser, each such transferee or assignee holds Registrable Securities in the amount of $2.5 million, based on the Purchase Price, (b) Penn Traffic is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee and identifying the securities with respect to which such registration rights are being transferred or assigned, and (c) each such transferee assumes in writing responsibility for its portion of the obligations of such Purchaser under this Agreement.

                                  ARTICLE III
                                 MISCELLANEOUS

         Section 3.01 COMMUNICATIONS. All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, electronic mail, courier service or personal delivery:

              (a) if to Penn Traffic, to the address set forth on its signature page;

              (b) if to a Purchaser, to the address set forth on Exhibit A; and

              (c) if to a transferee of Purchaser, to such Holder at the address provided pursuant to Section 2.11 hereof.

     All such notices and communications shall be deemed to have been received: at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile or electronic mail; and when actually received, if sent by courier service or any other means.

         Section 3.02 SUCCESSOR AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.

         Section 3.03 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. The Company represents and warrants that it has not granted registration rights prior to the date hereof and agrees that from and after the date of this Agreement, it shall not, without the prior written consent of the Holders of at least 50% of the Registrable Securities then outstanding, enter into any agreement (or amendment or waiver of the provisions of any agreement) with any holder or prospective holder of any securities of the Company that would grant such holder registration rights that are more favorable, pari passu or senior to those granted to the Purchasers hereunder.

         Section 3.04 RECAPITALIZATION, EXCHANGES, ETC. AFFECTING THE COMMON STOCK. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of stock of Penn Traffic or any successor or assign of Penn Traffic (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, stock splits, recapitalizations and the like occurring after the date of this Agreement.

         Section 3.05 SPECIFIC PERFORMANCE. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

         Section 3.06 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

         Section 3.07 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         Section 3.08 GOVERNING LAW. The laws of the State of New York shall govern this Agreement without regard to principles of conflict of laws.

         Section 3.09 CONSENT TO JURISDICTION. Each party hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's address set forth on the signature pages hereof shall be effective service of process for any claim, action or proceeding with respect to any matters to which it has submitted to jurisdiction in this Section 3.09 or otherwise. As an alternative method of service, each such party also irrevocably consents to the service of any and all process in any manner permitted by or under the laws of the State of New York.

         Section 3.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, OR RELATING TO, ANY TRANSACTION DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) OR ANY COUNTERCLAIM RELATED THERETO. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.10.

         Section 3.11 SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

         Section 3.12 ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by Penn Traffic set forth herein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

         Section 3.13 AMENDMENT. This Agreement may be amended only by means of a written amendment signed by Penn Traffic and the Holders of a majority of the then outstanding Registrable Securities; PROVIDED, HOWEVER, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.

         Section 3.14 NO PRESUMPTION. If any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

         Section 3.15 OBLIGATIONS LIMITED TO PARTIES TO AGREEMENT. Each of the Parties hereto covenants, agrees and acknowledges that no Person other than the Purchasers (and their permitted assignees) and Penn Traffic shall have any obligation hereunder and that, notwithstanding that one or more of the Purchasers may be a corporation, partnership or limited liability company, no recourse under this Agreement or the Purchase Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Purchasers under this Agreement or the Purchase Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation.

         Section 3.16 NO REQUIRED SALE. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any of the Purchasers to sell any Registrable Securities pursuant to any effective registration statement.

         Section 3.17 ACKNOWLEDGMENT. Penn Traffic hereby acknowledges and agrees that it shall not have any recourse for any payment or indemnification obligation under this Agreement, or for any claim based on this Agreement, or otherwise in respect of this Agreement, to or against any Purchaser's investment manager or any incorporator, subscriber, promoter, stockholder, partner, member, director, officer or employee, past, present or future, as such, of the Purchaser or its investment manager or any other entity for whom such investment manager acts as manager or investment manager, or any predecessor or successor thereof, and its recourse shall be limited solely to the Purchasers.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

                         THE PENN TRAFFIC COMPANY


                         By:
                             -------------------------------------------------
                              Name:
                              Title:


                         Address for notices:

                         The Penn Traffic Company
                         1200 State Fair Boulevard
                         Syracuse, NY 13221
                         Telecopy:  315-461-2645
                         Attention:  Gregory J. Young

                         With copies to:

                         Paul, Weiss, Rifkind, Wharton & Garrison LLP
                         1285 Avenue of the Americas
                         New York, NY  10019
                         Telecopy:  (212) 492-0436
                         Attention:  Douglas A. Cifu, Esq.


               [Signature Page to Registration Rights Agreement]

         IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

                         KING STREET CAPITAL, L.P.


                         By: King Street Capital Management, L.L.C.
                              Its Investment Manager


                         By:
                              ------------------------------------------------
                              Name:
                              Title:


                         Address for notices:

                              King Street Capital, L.P.
                              King Street Capital, LTD.
                              65 East 55th Street, 30th Floor
                              New York, NY 10022
                              Tel: 212-812-3117
                              Fax: 212-812-3118


                         With copies of all correspondence and delivery of
                              certificates to:

                              King Street Capital Management, L.L.C.
                              65 East 55th Street, 30th Floor
                              New York, NY 10022
                              Fax: 212-812-3118
                              Attention: General Counsel


                         With copies of all correspondence (which shall not
                              constitute notice):

                              Fried, Frank, Harris, Shriver & Jacobson LLP
                              One New York Plaza
                              New York, New York 10004
                              Fax:  (212) 859-4000
                              Attention:  Philip Richter, Esq.


               [Signature Page to Registration Rights Agreement]

         IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

                         KING STREET CAPITAL, LTD.


                         By: King Street Capital Management, L.L.C.
                              Its Investment Manager


                         By:
                              ------------------------------------------------
                              Name:
                              Title:


                         Address for notices:

                              King Street Capital, L.P.
                              King Street Capital, LTD.
                              65 East 55th Street, 30th Floor
                              New York, NY 10022
                              Tel: 212-812-3117
                              Fax: 212-812-3118


                         With copies of all correspondence and delivery of
                              certificates to:

                              King Street Capital Management, L.L.C.
                              65 East 55th Street, 30th Floor
                              New York, NY 10022
                              Fax: 212-812-3118
                              Attention: General Counsel


                         With copies of all correspondence
                              (which shall not constitute notice):

                              Fried, Frank, Harris, Shriver & Jacobson LLP
                              One New York Plaza
                              New York, New York 10004
                              Fax:  (212) 859-4000
                              Attention:  Philip Richter, Esq.


               [Signature Page to Registration Rights Agreement]

         IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

                         CR INTRINSIC INVESTMENTS, LLC


                         By:
                            --------------------------------------------------
                              Name:
                              Title:


                         Address for notices:

                              CR Intrinsic Investments, LLC
                              PO Box 174, Mitchell House
                              The Valley, Anguilla, British West Indies


                         With copies of all correspondence and delivery of
                              certificates to:

                              CR Intrinsic Investments, LLC
                              c/o CR Intrinsic Investors, LLC
                              72 Cummings Point Road
                              Stamford, CT 06902
                              Attention: General Counsel


                         With copies of all correspondence
                              (which shall not constitute notice):

                              Willkie Farr & Gallagher LLP
                              787 Seventh Avenue
                              New York, New York 10019
                              Attention:  Adam M. Turteltaub


               [Signature Page to Registration Rights Agreement]

         IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

                         TROPHY HUNTER INVESTMENTS LTD.


                         By:
                            --------------------------------------------------
                              Name:
                              Title:


                         Address for notices:

                              Trophy Hunter Investments Ltd.
                              885 Third Avenue, 34th Floor
                              New York, NY  10022


                         With copies of all correspondence
                              (which shall not constitute notice):

                              Akin Gump Strauss Hauer & Feld LLP
                              590 Madison Avenue
                              New York, NY 10022
                              Attention:  Ira Dizengoff


                         BAY HARBOUR MASTER FUND LTD.


                         By:
                            --------------------------------------------------
                              Name:
                              Title:


                         Address for notices:

                              Bay Harbour Master Fund Ltd.
                              885 Third Avenue, 34th Floor
                              New York, NY  10022


                         With copies of all correspondence
                              (which shall not constitute notice):

                              Akin Gump Strauss Hauer & Feld LLP
                              590 Madison Avenue
                              New York, NY 10022
                              Attention:  Ira Dizengoff


               [Signature Page to Registration Rights Agreement]

         IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

                         INSTITUTIONAL BENCHMARKS SERIES (MASTER FEEDER)
                         LIMITED


                         By:
                            --------------------------------------------------
                              Name:
                              Title:


                         Address for notices:

                              Institutional Benchmarks Series (Master
                              Feeder) Limited
                              885 Third Avenue, 34th Floor
                              New York, NY  10022


                         With copies of all correspondence
                              (which shall not constitute notice):

                              Akin Gump Strauss Hauer & Feld LLP
                              590 Madison Avenue
                              New York, NY 10022
                              Attention:  Ira Dizengoff


                         MSS DISTRESSED & OPPORTUNITY 2


                         By:
                            --------------------------------------------------
                              Name:
                              Title:


                         Address for notices:

                              MSS Distressed & Opportunity 2
                              885 Third Avenue, 34th Floor
                              New York, NY  10022


                         With copies of all correspondence
                              (which shall not constitute notice):

                              Akin Gump Strauss Hauer & Feld LLP
                              590 Madison Avenue
                              New York, NY 10022
                              Attention:  Ira Dizengoff

                                   EXHIBIT A

                                  PURCHASERS


King Street Capital, L.P.

King Street Capital, LTD.

CR Intrinsic Investments, LLC

Trophy Hunter Investments LTD.

Bay Harbour Master Fund LTD.

Institutional Benchmarks Series (Master Feeder) Limited

MSS Distressed & Opportunity 2